As filed with the Securities and Exchange Commission on July 26, 2001.

                    Registration No. 2-30447
                            811-1728

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                           FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X
                 PRE-EFFECTIVE AMENDMENT NO. __
                POST-EFFECTIVE AMENDMENT NO. 48                 X
                              AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                        AMENDMENT NO. 27                        X

                      NICHOLAS FUND, INC.
       (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       700 NORTH WATER STREET, MILWAUKEE, WISCONSIN 53202
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                           (414) 272-6133
      (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                 ALBERT O. NICHOLAS, PRESIDENT
                      NICHOLAS FUND, INC.
                     700 NORTH WATER STREET
                   MILWAUKEE, WISCONSIN 53202

                            Copy to:
                     DAVIS & KUELTHAU, S.C.
              111 EAST KILBOURN AVENUE, SUITE 1400
                MILWAUKEE, WISCONSIN 53202-6613
            (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective:

  immediately upon filing pursuant to paragraph (b)
X on JULY 30, 2001 pursuant to paragraph (b)
  60 days after filing pursuant to paragraph (a)
  on            pursuant to paragraph (a)(1)
  75 days after filing pursuant to paragraph (a)(2)
  on            pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, $0.50 par value per share

Pursuant to Rule 24f-2, the Registrant hereby registers an indefinite amount of securities. On June 26, 2001, Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended March 31, 2001.










                      NICHOLAS FUND, INC.




                           FORM N-1A




                       PART A: PROSPECTUS

                       NICHOLAS FUND, INC.



                           PROSPECTUS
                          JULY 30, 2001





      The Fund's investment objective is long-term growth.
To achieve its objective, the Fund invests in a diversified group of common stocks having growth potential.


     This Prospectus gives vital information about the Fund.
   For your benefit and protection, please read it before you invest, and keep it on hand for future reference.







                       Investment Adviser
                     NICHOLAS COMPANY, INC.





               Minimum Initial Investment -  $500





AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION
     HAS NOT APPROVED OR DISAPPROVED OF THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
      ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.









700 NORTH WATER STREET, SUITE 1010, MILWAUKEE, WISCONSIN 53202
                  414-272-6133  800-227-5987


                        TABLE OF CONTENTS
                                                          Page

AN OVERVIEW OF THE FUND                                      1

FUND INVESTMENTS                                             4

INVESTMENT RISKS                                             6

FINANCIAL HIGHLIGHTS                                         7

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                  8

THE FUND'S INVESTMENT ADVISER                                9

PRICING OF FUND SHARES                                      10

PURCHASE OF FUND SHARES                                     11

REDEMPTION OF FUND SHARES                                   13

EXCHANGE BETWEEN FUNDS                                      16

TRANSFER OF FUND SHARES                                     17

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS             18

DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN                 18

SYSTEMATIC WITHDRAWAL PLAN                                  19

INDIVIDUAL RETIREMENT ACCOUNTS                              19

MASTER RETIREMENT PLAN                                      19

FOR MORE INFORMATION ABOUT THE FUND                    Back Cover

     You should rely only on the information contained in this document, or incorporated by reference. The Fund has not authorized anyone to provide you with information that is different.

          This Prospectus is not an offer to sell, or a solicitation of an offer to buy shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. Changes in the affairs of the Fund have possibly occurred between the date of the Prospectus and the time you receive it.
                     AN OVERVIEW OF THE FUND


     The Fund strives to increase the value of your investment over the long-term ("long-term growth").

PRINCIPAL INVESTMENT STRATEGIES

     To pursue the Fund's goal of long-term growth, it primarily invests in common stocks of domestic medium- and large-sized companies having growth potential. The Fund believes a company's annual sales volume and the market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. In distinguishing company size in terms of sales volume, the Fund considers a company's sales volume relative to peer companies in the company's industry. In terms of market capitalization, the Fund generally considers companies with market capitalizations up to $2.0 billion as "small," between $2.0 billion and $10.0 billion as "medium" and greater than $10.0 billion as "large." To a lesser extent, the Fund may invest in companies with small market capitalizations. The Fund looks for established companies with the potential for superior growth in sales and earnings in a diversified group of industries. The Fund seeks companies that are well positioned to take advantage of emerging long-term social and economic trends, and have ample resources to sustain their growth. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance. Income is not a significant factor in selecting the Fund's investments. It is anticipated that a major portion of the Fund's portfolio will be invested in common stocks of the types of companies, and in the manner, as described above.


     For further information on the Fund's principal investment strategies and how the Fund invests, see "Fund Investments" starting on page 4.

PRINCIPAL RISKS OF INVESTING

     As with any mutual fund, the Fund can not guarantee that it will meet its goals or that its performance will be positive over any period of time. The Fund's investments change in value. Consequently, the value of your Fund shares may change. This may occur because a particular stock market fluctuates or because of other specific factors affecting the value of a particular investment of the Fund. If the value of the Fund shares or the value of the Fund's investments go down, you may lose money.

      Although the Fund will invest most of its assets in the securities of medium- and large-sized companies, the Fund may face additional risks due to its investments in small-sized companies. Securities of small- to medium-sized companies often fluctuate in price more than common stocks of larger companies, such as many of those included in the Dow Jones Industrial Average. During the history of the Fund, its price per share has often been somewhat more volatile, in fluctuating markets, than the Dow Jones Industrial Average. If the value of the Fund's investments in small- to medium-sized companies decreases, the value of the Fund's shares also may go down.

     The Fund also faces selection risk, which is the risk that the stocks the Fund purchases will underperform markets or other mutual funds with similar investment objectives and strategies.

     In addition, although the Fund generally will invest in the common stocks of medium- and large-sized companies, certain investments by the Fund and certain investment techniques the Fund may use involve other risks, as described elsewhere in this Prospectus.

     Since there are risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved. Before you invest, please read "Investment Risks" starting on page 5.


WHO MAY WANT TO INVEST

     The Fund may be appropriate if you:
      Have a longer time horizon
      Are willing to accept higher short-term risk
      Want to diversify your portfolio
      Are seeking a fund for the growth portion of an
       asset allocation portfolio
      Are investing with long-term goals in mind, such as retirement or to fund a child's future education

     The Fund may NOT be appropriate if you:
      Are investing with a shorter time horizon in mind
      Are uncomfortable with an investment that will
       fluctuate in value
      Are primarily looking for current income

PERFORMANCE INFORMATION

     The bar chart and table shown below indicate the risks of investing in the Fund. They show the variability of the Fund's total return over time and how the Fund's historical performance compares with alternative broad measures of market performance.

     This bar chart shows the Fund's calendar year total returns for the last ten years.  (1)

                                 BAR CHART PLOT POINTS
1991      1992     1993     1994     1995    1996     1997      1998      1999    2000
41.98%   12.63%    5.90%   (2.84)%  35.40%   19.78%   37.01%    13.12%    1.70%   (1.47)%

(1) The Fund's fiscal year end is March 31. The Fund's calendar year-to-date return (six months) as of June 30, 2001 was (7.38)%.

     For the ten calendar year periods shown in the above bar chart, the highest quarterly return was 20.22% (for the quarter ended March 31, 1991) and the lowest quarterly return was (15.89)% (for the quarter ended September 30, 1998).

     This next table shows how the Fund's average annual returns for the one, five and ten year periods ending on December 31, 2000 (the Fund's most recently completed calendar year), compare to the returns of the Standard & Poor's 500 Index and the Lipper Mid-Cap Core Index.

                                       ONE       FIVE      TEN
                                       YEAR     YEARS     YEARS
NICHOLAS FUND, INC.                 (1.47)%    13.22%    15.28%
STANDARD & POOR'S 500 INDEX         (9.10)%    18.32%    17.45%
LIPPER MID-CAP CORE INDEX             6.26%    16.17%    17.95%

     The Standard & Poor's 500 Composite Stock Price Index is a capitalization-weighted index that represents the average performance of a group of stocks of 500 companies and is a widely used benchmark for large-capitalization U.S. stocks. The Lipper Mid-Cap Core Index is an unmanaged equally weighted index of the 30 largest mutual funds included in the Lipper Mid-Cap Core funds classification. The Lipper Mid-Cap Core funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure compared to the U.S. diversified mid-cap funds' universe average.
OF COURSE, THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF ITS FUTURE
RETURNS.

FEES AND EXPENSES OF THE FUND
     FUND INVESTORS PAY VARIOUS FEES AND EXPENSES, EITHER
DIRECTLY OR INDIRECTLY.  THE TABLE BELOW DESCRIBES THE FEES AND
EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases              None
  Maximum Deferred Sales Charge (Load)                          None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends   None
  Redemption Fee                                                None(1)
  Exchange Fee                                                  None

ANNUAL FUND OPERATING EXPENSES (2)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     Management Fees                                        0.65%
     Distribution [and/or Service] (12b-1) Fees             None
     Other Expenses                                         0.07%
     Total Annual Fund Operating Expenses                   0.72%


(1)    A fee of $15.00 is charged for each wire redemption.
(2) Annual Fund Operating Expenses are based on expenses incurred for the fiscal year ended March 31, 2001.

EXAMPLE:   THIS EXAMPLE HELPS YOU COMPARE THE COST OF INVESTING
      IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL
      FUNDS.

                                                                           ONE       THREE     FIVE       TEN
                                                                           YEAR      YEARS     YEARS     YEARS
THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE
TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT
THE END OF THOSE PERIODS.  THE EXAMPLE ALSO ASSUMES THAT YOUR
INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING
EXPENSES REMAIN THE SAME. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER
OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:                  $74       $230     $401      $894

     For a further description of the fees paid to the Fund's adviser, Nicholas Company, Inc., see "The Fund's Investment
Adviser" on page 9.

Portfolio Management

     Mr. Albert O. Nicholas and Mr. David O. Nicholas are Co-Portfolio Managers of the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. Albert O. Nicholas is President and a Director of the Fund, a Director of the Adviser since 1967, served as President of the Adviser from 1967 to 1998, and currently serves as the Chief Executive Officer of the Adviser. David O. Nicholas is a Senior Vice President of the Fund and is President and Chief Investment Officer of the Adviser, and has been employed by the Adviser since 1985. For a further discussion of Messrs. Albert O. and David O. Nicholas' experience, see "The Fund's Investment Adviser."

                        FUND INVESTMENTS

     The Fund's main goal is to increase the value of your investment over the long-term ("long-term growth"). It strives to meet its goal by investing primarily in a diversified portfolio of equity securities of large- and medium-sized U.S.
companies, which it believes, have growth potential.

     The Fund believes a company's annual sales volume and market capitalization (the number of shares outstanding multiplied by the per share price) are the factors most illustrative of a company's size. To determine company size in terms of sales volume, the Fund compares a company's sales volume to peer companies in the company's industry. In terms of market capitalization, the Fund uses the following standard:

MARKET CAPITALIZATION
Small               0 to $2.0 Billion
Medium              $2.0 Billion to $10.0 Billion
Large               Over $10.0 Billion

     To pursue the Fund's goal it also may, to a lesser extent, invest in companies with small capitalizations. The Fund's investment philosophy is basically a long-term growth philosophy, based upon the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance.

     The Fund looks for companies with the potential for superior growth in sales and earnings. The Fund seeks companies that it believes are well positioned to take advantage of emerging, long-term social and economic trends, and have ample financial resources to sustain their growth. The Fund considers a number of factors in assessing a company's value, including:

         a company's strategic position in its industry sales and earnings growth product development quality of management overall business prospects a company's price-to-earnings ratio (including an analysis of such ratio in relation to the company's growth rate and industry trends)

     Income is not a significant factor in selecting the Fund's investments. The Fund does not have a pre-set asset allocation strategy which requires that it maintain a specific percentage of its assets in equity-related securities (i.e., stocks) and income-related securities (i.e., bonds). In addition, there is no minimum percentage of the Fund's assets which must be invested in the securities of companies in any particular industry or group of industries. The Fund may not invest more than 5% of its total net assets in the securities of any one company, and not more than 25% of the value of the Fund's total net assets may be concentrated in companies in any particular industry or group of related industries. In addition, the Fund may not hold more than 10% of the voting securities of any one company.

     The Fund may hold an investment for any length of time, and will buy or sell securities whenever the Fund sees an appropriate opportunity. The Fund may reduce or sell investments in companies if there is an actual or perceived deterioration in the fundamentals of a company (including the company's financial condition or performance, management-related problems, product-line or service-line issues, or industry problems). The Fund also may reduce or sell investments in companies if a company's stock price appreciates excessively in relation to its fundamental prospects. Investments in companies also may be sold if they fail to realize their growth potential or if there are other more attractive opportunities elsewhere.

     The Fund expects that a major portion of its portfolio will be invested in common stocks of the types of companies, and in the manner previously described. However, the Fund also may invest in the securities of unseasoned companies (companies with a record of less than three years of continuous operation) (but in no event in an aggregate amount in excess of 5% of the Fund's total assets), debt securities and preferred stock convertible into common stock, securities of other investment companies (up to 5% of the Fund's total assets) and securities offered in private placements. The Fund also may invest in certain higher-risk securities and engage in other investment practices.

     Although the Fund's primary investment strategy is long-term growth, for liquidity or flexibility, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities, and repurchase agreements. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses.

     As a temporary defensive tactic because of adverse market, economic, political or other conditions, the Fund also may invest in cash, investment grade and non-investment grade fixed income securities and repurchase agreements. During any period in which the Fund maintains such a temporary defensive position, it may not achieve its investment objective.

INVESTMENT RESTRICTIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER
APPROVAL

     The Fund's Board of Director's has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

         No investments are permitted in any securities issued by a company if one or more directors or shareholders or other affiliated persons of its investment adviser beneficially own more than one-half of one percent (0.5%) of such company's stock or other securities, and all of the foregoing persons owning more than one-half of one percent (0.5%) together own more than 5% of such companies stock or security
         Not more than 5% of its total net assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (companies which have a record of less than three years' continuous operation)
         No investments are permitted in interests in oil, gas or other mineral exploration programs (but investments in securities of companies engaged in oil, gas or other mineral activities are permitted)
         No investments are permitted in puts, calls, straddles, spreads or any combination thereof
         Not more than 1% of its total net assets may be invested in restricted securities
         No purchase of securities of any company are permitted if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such company
         No investments are permitted in warrants, valued at the lower of cost or market, which exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value

     The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

     All percentage limitations discussed in the "Fund Investments" section apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.

     The Fund may use many different investment strategies in seeking its investment objectives, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy of the Statement of Additional Information, see the back cover page of this Prospectus.

                        INVESTMENT RISKS

     This section contains a summary description of the principal risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that you won't lose money on your investment. There is no guarantee that the Fund's performance will be positive over any period of time.

     Because of the following risks, you could lose money on your investment in the Fund over the short- or long-term:

     MARKET RISK. The value of the Fund's investments, and therefore, the value of your Fund shares, may go up or down. Value changes in the Fund's investments and consequently, your Fund shares, may occur because a particular stock market fluctuates. Stock markets tend to run in cycles, with periods when stock prices generally go up, known as "bull markets," and periods when stock prices generally go down, referred to as "bear markets." Stock prices in general may decline over short or extended periods. Thus, there is a possibility that the value of the Fund's investments will decrease because of declines in the stock market, regardless of the success or failure of the operations of the Fund's portfolio companies. At other times, there are specific factors that may adversely affect the value of a particular investment of the Fund, which in turn may reduce the value of the Fund's investments, and consequently, your Fund shares.

     PORTFOLIO-SPECIFIC RISK. Because the Fund invests most of its assets in the securities of large- and medium-sized companies, and to a lesser extent the securities of small companies, the Fund may be subject to additional risks. Small-sized companies often have a limited market for their securities and limited financial resources, and are usually more affected by changes in the economy. Securities of small- to medium-sized companies also often fluctuate in price more than common stocks of larger companies, such as many of those included in the Dow Jones Industrial Average. Therefore, during the history of the Fund, its price per share has often been somewhat more volatile than the Dow Jones Industrial Average. If the value of the Fund's investments in small- to medium-sized companies decrease, the value of the Fund's shares also may go down.

     SELECTION RISK. The Fund also is subject to selection risk, which is the risk that the stocks the Fund buys will underperform the markets or other mutual funds with similar investment objectives and strategies.

     RISKS RELATED TO CERTAIN OTHER PORTFOLIO INVESTMENTS AND
STRATEGIES. The Fund may use other investment strategies. These strategies and the associated non-principal risks are described in further detail in the Fund's Statement of Additional
Information which is incorporated by reference herein.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.
                      FINANCIAL HIGHLIGHTS

     THE FOLLOWING FINANCIAL HIGHLIGHTS TABLE HELPS YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE FISCAL YEARS ENDED MARCH 31, 2001. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE TABLE HAS BEEN AUDITED BY ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS, WHOSE REPORT THEREON IS INCLUDED IN THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 2001. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND RELATED NOTES INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS INCORPORATED BY REFERENCE INTO THE STATEMENT OF ADDITIONAL INFORMATION AND WHICH MAY BE OBTAINED WITHOUT CHARGE BY CALLING OR WRITING THE FUND.

                                                        YEAR ENDED MARCH 31,
                                          2001        2000       1999        1998      1997

NET ASSET VALUE, BEGINNING OF YEAR       $84.56      $85.20     $93.98      $67.11    $63.81
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                       .20         .39        .51         .36     .40
Net gain (loss) on
  securities(realized and
  unrealized)                            (11.21)       5.22       (.43)      32.67     8.64

 Total from investment
  operations                             (11.01)       5.61        .08       33.03     9.04

LESS DISTRIBUTIONS:
From net investment income                 (.19)       (.31)      (.59)       (.36)    (.42)
From net capital gain                    (19.25)      (5.94)     (8.27)      (5.80)   (5.32)

 Total distributions                     (19.44)      (6.25)     (8.86)      (6.16)   (5.74)

NET ASSET VALUE, END
  OF YEAR                                $54.11      $84.56     $85.20      $93.98   $67.11

TOTAL RETURN                             (16.74)%      6.75%       .13%     50.98%    14.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)      $3,475.0     $4,900.9    $5,619.4   $5,907.2  $3,989.5
Ratio of expenses to average
                  net assets               .72%         .73%       .71%       .71%      .72%
Ratio of net investment income
                  to average net assets    .30%         .46%       .58%       .44%      .61%
Portfolio turnover rate                  40.64%       39.72%     25.04%     17.01%     15.18%


     PLEASE CONSIDER THE PERFORMANCE INFORMATION ABOVE IN LIGHT OF THE FUND'S INVESTMENT OBJECTIVES AND POLICIES, AND MARKET CONDITIONS DURING THE REPORTED TIME PERIODS. AGAIN, YOU MUST REMEMBER THAT HISTORICAL PERFORMANCE DOES NOT NECESSARILY INDICATE WHAT WILL HAPPEN IN THE FUTURE. THE VALUE OF YOUR FUND SHARES MAY GO UP AND DOWN.



           MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

     The Fund's primary objective is long-term growth. In an effort to achieve this objective, the Adviser generally invests in common stocks of medium and large companies having growth potential. Individual stock selection is the focal point of the Adviser's equity philosophy. The Adviser's efforts are directed toward purchasing stocks of fundamentally sound companies at reasonable prices. It is also the Adviser's strong conviction that superior long-term results are achieved through the minimization of capital losses during adverse periods in the general market. The Adviser primarily seeks stocks where the price/earnings ratio is low in relation to earnings growth or where the price is reasonable in relation to book value. Above average secular earnings growth and strong current earnings momentum are important factors in stock selection.


     At March 31, 2001, the Fund's portfolio consisted of equity holdings in 70 companies, representing 95.08% of the Fund's total net assets, and short-term investments representing 4.92% of the Fund's total net assets. For the year ended March 31, 2001 the Fund declined 16.74% compared to a decline of 21.67% in the S&P 500 Index. The Fund's performance relative to this index was influenced by the following factors: an underweighting in the technology sector, which had miserable returns during this period, and an overweighting in heath care, financials and more defensive type companies such as Walgreen's, which performed well in fiscal 2001. Health care companies such as Cardinal Health, Inc. and Abbott Laboratories as well as banks and diversified financial companies, Fifth Third Bancorp and Freddie Mac helped to bolster the Fund's performance. On the other hand, the Fund's performance in fiscal 2001 was negatively impacted by its exposure to the technology sector. Long-time holding, General Motors Corporation - Class H, had sub-par performance due to the overall downturn in the technology sector rather than weakening fundamentals.
     In terms of overall portfolio mix, the Fund has significant positions in technology related companies which include communication equipment, hardware, software and service companies (19.40% of the Fund's total net assets at March 31, 2001), health care products companies (13.44%), banks and financial institutions (9.10%) and media and entertainment companies (10.26%). During fiscal 2001, the Fund increased its relative percentage holdings in the financial sector and the media and entertainment industry. In turn, the Fund decreased its relative percentage holdings in the technology, healthcare and consumer cyclical sectors.

     The Adviser purchases stocks according to its investment philosophy noted above and discussed in detail in the "Fund Investments" section. The past year has been a difficult one for Nicholas Fund due to the markets focus on value type stocks while paying little attention to companies which have strong growth potential. We continue to adhere to our fundamental investing style of steady growth at reasonable prices and we believe consistently applying this approach offers the best outlook for the Fund's long-term results.
     Set forth below is a line graph showing a comparison of the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, to the same investment over the same periods in two peer group indices. The graph assumes a $10,000 initial investment in the Fund and the indices at the beginning of the first fiscal year. The peer group in the graph includes the Standard & Poor's 500 Composite Stock Price ("S&P 500") Index and the Lipper Mid-Cap Core Index.

(The performance graph plot points are as follows:)

          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
     NICHOLAS FUND, INC., S&P 500 INDEX AND LIPPER MID-CAP CORE INDEX

Fiscal    Nicholas      %       S&P 500        %       Mid-Cap         %
 Year    Fund Value  Returns     Value      Returns   Core Value    Returns
Ended
03/31/91   10,000.00             10,000.00              10,000.00
03/31/92   11,932.86   19.33%    11,104.01    11.04%    12,443.00     24.43%
03/31/93   13,413.51   12.41%    12,795.09    15.23%    13,748.27     10.49%
03/31/94   13,418.86    0.04%    12,983.46     1.47%    15,330.70     11.51%
03/31/95   14,879.37   10.88%    15,001.09    15.54%    16,472.83      7.45%
03/31/96   19,697.31   32.38%    19,817.93    32.11%    20,976.51     27.34%
03/31/97   22,588.87   14.68%    23,747.16    19.83%    22,245.58      6.05%
03/31/98   34,104.68   50.98%    35,145.79    48.00%    31,797.84     42.94%
03/31/99   34,149.01    0.13%    41,633.57    18.46%    29,184.06    (8.22)%
03/31/00   36,454.07    6.75%    49,103.86    17.94%    44,993.06     54.17%
03/31/01   30,351.66  (16.74)%   38,460.59  (21.68)%    36,970.80   (17.83)%


     The Fund's average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

                                 ONE YEAR ENDED   FIVE YEARS ENDED    TEN YEARS ENDED
                                 MARCH 31, 2001    MARCH 31, 2001      MARCH 31, 2001
Average Annual Total Return          (16.74)%           9.03%               11.74%


    Past performance is not predictive of future performance.

                  THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors.

     The Adviser is the investment adviser to five other mutual funds and to approximately 25 institutions and individuals with substantial investment portfolios. The additional mutual funds it advises are: Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc., and Nicholas Equity Income Fund, Inc. As of March 31, 2001, the Adviser had approximately $5 billion in assets under management.

     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund, as determined by valuations made at the close of each business day of the month.

     The following table illustrates the calculation of the Adviser's annual fee:

                                         ANNUAL FEE CALCULATION
            NET ASSET                    (BASED ON THE AVERAGE
        VALUE OF THE FUND             NET ASSET VALUE OF THE FUND)
  Up to and including $50,000,000              0.75 of 1%
  In excess of $50,000,000                     0.65 of 1%

     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities.

     The Fund pays all of its operating expenses. Operating expenses include, but are not limited to, fees paid for attendance at Board meetings to directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.

     Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. David O. Nicholas is President, Chief Investment Officer and a Director of the Adviser, and a Senior Vice President of the Fund. They are both Chartered Financial Analysts.


Albert O. Nicholas was the Portfolio Manager of the Fund from its inception in July 1969 through November 1996. Since November 1996, Albert O. Nicholas and David O. Nicholas have been Co-Portfolio Managers of the Fund and are primarily responsible for the day-to-day management of the Fund's portfolio. Albert O. Nicholas was also Portfolio Manager of the portfolio Nicholas Income Fund, Inc. and Nicholas Equity Income Fund, Inc. since the Nicholas company has served as investment adviser for such funds through April 2001 and July 2001, respectively. Since April 2001, Albert O. Nicholas and David O. Nicholas have been Co-Portfolio Managers for and primarily responsible for the day-to-day management of the portfolio of Nicholas Income Fund, Inc and since July 2001, they have been Co-Portfolio Managers for and primarily responsible for the day-to-day management of the portfolio of Nicholas Equity Income Fund, Inc. David O. Nicholas has been Portfolio Manager and primarily responsible for day-to-day management of the portfolios of Nicholas II, Inc. and Nicholas Limited Edition, Inc. since March 1993.

PRICING OF FUND SHARES

     When you buy shares of the Fund, the price per share you pay is the net asset value ("NAV") of the Fund. The NAV of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for unrestricted trading.

                    PURCHASE OF FUND SHARES

  MINIMUM           To Open An Account            $500
INVESTMENTS         To Add To An Account          $100
                    Minimum Balance               $500

                              The Fund's Automatic Investment
                    Plan has a minimum monthly investment of $50. Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $500 minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

APPLICATION         You may apply to purchase
INFORMATION         shares of the Fund by submitting an
                    application to Nicholas Fund,
                    Inc., c/o Firstar Mutual Fund Services, LLC,
                    ("Firstar"), P.O. Box 2944, Milwaukee,
                    Wisconsin 53201-2944. See the back cover page of this Prospectus for information on how to contact the Fund. The Fund also has available an Automatic Investment Plan for shareholders. You should contact the Fund for additional information.

                    When you make a purchase, your
                    purchase price per share will be the net asset value ("NAV") next determined after the time the Fund receives your application in proper order. The NAV is calculated once a day based on the closing market price for each security held in the Fund's portfolio. The determination of NAV for a particular day is applicable to all purchase applications received in proper order by the close of trading on the NYSE on that day (usually 4:00 p.m., New York time).

                          Applications to purchase
                          Fund shares received in proper order
                          on a day the NYSE is open for trading,
                          prior to the close of trading on that
                          day, will be based on the NAV as of
                          the close of trading on that day.

                          Applications to purchase
                          Fund shares received in proper order
                          after the close of trading on the NYSE
                          will be based on the NAV as determined
                          as of the close of trading on the next
                          day the NYSE is open.

                    Purchase of shares will be made in
                    full and fractional shares computed to three decimal places.

OVERNIGHT           You should be aware that
DELIVERY            deposit in the mail or with other
                    independent delivery services, or
                    receipt at Firstar's Post Office Box, of purchase applications does not constitute receipt by Firstar or the Fund.
                    Do not mail letters by overnight courier to the Post Office Box address. Overnight courier delivery should be sent to Firstar
                    Mutual Fund Services, LLC, Third Floor, 615
                    East Michigan Street, Milwaukee, Wisconsin
                    53202.

                    Your application to purchase Fund
                    shares must be in proper order to be
                    accepted, may only be accepted by the Fund or an Authorized Agent of the Fund and is not binding until accepted. Applications must be accompanied by payment in U.S. funds. Your check should be drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The transfer agent will charge a $25 fee against your account, in addition to any loss sustained by the Fund, if any payment check is returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. If you open an account (including custodial accounts) without a proper social security number or taxpayer identification number, it may be liquidated. Proceeds will be distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the backup withholding tax amount.

WIRE PAYMENTS       You also may purchase Fund shares via the
                    Federal Reserve wire system.  If a wire
                    purchase is to be an initial purchase, please call Firstar (414-276-0535 or 800-544-6547)
                    with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for any wire purchase, which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

                        Wire To:     Firstar Bank, N.A.
                                     ABA 042000013
                        Credit: Firstar Mutual Fund Services, LLC Account 112-952-137
                        Further Credit: Nicholas Fund, Inc.
                                        (shareholder account number)
                                        (shareholder registration)

                    The Fund and its transfer agent
                    are not responsible for the consequences of delays resulting from the banking or Federal
                    Reserve wire system, or from incomplete
                    wiring instructions.

CERTIFICATES        The Fund won't issue certificates representing
                    Fund shares unless the shareholder specifically requests certificates in writing. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. The Fund won't issue certificates for fractional shares even if requested. Where certificates are not requested, the Fund's transfer agent,
                    Firstar, will credit the shareholder's
                    account with the number of shares purchased.
                    Written confirmations are issued for all purchases of Fund shares.


THIRD PARTY         USE OF A PROCESSING INTERMEDIARY TO PURCHASE
PURCHASES           FUND SHARES.
                    You can purchase shares of the
                    Fund through certain broker-dealers,
                    financial institutions or other service
                    providers ("Processing Intermediaries").
                    Certain Processing Intermediaries, are, in turn, authorized to designate other intermediaries to accept purchase orders on the Fund's behalf. If you purchase Fund shares this way, the Processing Intermediary, rather than you, may be the shareholder of record. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. You should read the program materials provided by the Processing
                    Intermediary in conjunction with this
                    Prospectus before you invest in the Fund this way.

                    Processing Intermediaries may
                    charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                    The Fund also may enter into an
                    arrangement with some Processing
                    Intermediaries which authorizes them to
                    process purchase orders on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a purchase order by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of the Fund shares to be purchased. If you place a purchase order through an Authorized Agent, you will pay the Fund's NAV next computed after the receipt by the Authorized Agent of such purchase order, plus any applicable transaction charge imposed by the Authorized Agent.

                    Of course, you do not have to use the
                    services of a Processing Intermediary, or pay the fees that may be charged for such services. You can invest directly with the Fund without a sales charge.

                    REDEMPTION OF FUND SHARES

REDEMPTION          You may redeem all or part of your Fund
PRICE               shares by any of the following methods.  All
                    redemptions will be processed immediately upon receipt and written confirmations will be issued for all redemptions of Fund shares.
                    The redemption price will be the Fund's NAV next computed after the time of receipt by Firstar (or by an Authorized Agent of the Fund) of the certificate(s), or written request in the proper order as described below, or pursuant to proper telephone instructions as described below.

                          Requests for redemption of Fund shares
                          received in proper order on a day the
                          NYSE is open for trading, prior to the
                          close of trading on that day, will be
                          based on the NAV as of the close of trading on that day.
                          Requests for redemption of
                          Fund shares received in proper order
                          after the close of trading on the NYSE
                          will be based on the NAV as determined
                          as of the close of trading on the next
                          day the NYSE is open.

            THE FUND WILL RETURN AND NOT PROCESS REDEMPTION REQUESTS THAT CONTAIN RESTRICTIONS AS TO THE TIME OR DATE
            REDEMPTIONS ARE TO BE EFFECTED.

                    If any of the shares you want
                    redeemed were purchased recently by personal or certified check, the Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected, at which time your redemption request will be processed and payment made.

    REDEMPTIONS     If you redeem in writing, be sure that the
                    redemption request is signed by each shareholder in the exact manner as the Fund account is registered and includes the redemption amount and the shareholder account number.

                          If you have certificates for
                          your shares, you may redeem by
                          delivering to the Fund, c/o Firstar
                          Mutual Fund Services, LLC, P.O. Box
                          2944, Milwaukee, Wisconsin 53201-2944,
                          the certificate(s) for the full
                          shares.  The certificate(s) must be
                          properly endorsed or accompanied by an
                          instrument of transfer, in either case
                          with signatures guaranteed by an
                          eligible "guarantor institution,"
                          which is a bank, savings and loan
                          association, credit union, or member
                          firm of a national securities
                          exchange.  A notary public is not an
                          acceptable guarantor.

                          If you do not have certificates for
                          your shares, you may redeem by delivering an original signed written request for redemption addressed to Nicholas Fund,
                          Inc., c/o Firstar Mutual Fund Services, LLC,
                          P.O. Box 2944, Milwaukee, Wisconsin
                          53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors
                          Act), or general partners, the written
                          request must be signed exactly as the
                          account is registered.  If the account
                          is owned jointly, all owners must
                          sign.

                         YOU MAY NOT FAX YOUR REDEMPTION REQUEST.

                    The Fund may require additional
                    supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

                    IF YOU ARE UNCERTAIN ABOUT WHAT
                    DOCUMENTS OR INSTRUCTIONS ARE NECESSARY IN
                    ORDER TO REDEEM SHARES, PLEASE WRITE OR CALL
                    FIRSTAR (414-276-0535 OR 800-544-6547) PRIOR
                    TO SUBMITTING A WRITTEN REDEMPTION REQUEST.
                    A WRITTEN REDEMPTION REQUEST WILL NOT BECOME
                    EFFECTIVE UNTIL ALL DOCUMENTS HAVE BEEN
                    RECEIVED IN PROPER ORDER BY FIRSTAR.

                    If you have an individual retirement account
                    ("IRA") or other retirement plan, you must indicate on your written redemption requests whether or not to withhold federal income tax. Unless a redemption request specifies not to have federal income tax withheld, the redemption will be subject to withholding. Please consult your current IRA Disclosure Statement for any applicable fees.

OVERNIGHT           You should be aware that deposit in the mail or
DELIVERY            with other independent delivery services or
                    receipt at Firstar's Post Office Box of redemption requests does not constitute receipt by Firstar or the Fund. Do not mail letters by overnight courier to the Post Office Box address. Overnight courier delivery should be sent to Firstar Mutual Fund Services, LLC,
                    Third Floor, 615 East Michigan Street,
                    Milwaukee, Wisconsin 53202.

TELEPHONE           You can redeem your shares by telephone unless you
REDEMPTIONS         decline this option in writing.  Telephone
                    redemptions can only be made by calling
                    Firstar (800-544-6547 or 414-276-0535).  In
                    addition to account registration information, you will be required to provide the account number and social security number. Telephone calls will be recorded.

                    Telephone redemption requests must
                    be received prior to the close of the NYSE
                    (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, you may have difficulty making a redemption by telephone. If you are unable to contact Firstar by telephone, you may redeem your shares by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

                    The Fund reserves the right to
                    refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be liable for following instructions communicated by telephone which they reasonably believe to be genuine. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

TAX EFFECT OF       For federal income tax purposes, a redemption
REDEMPTION          generally is treated as sale of the shares being
                    redeemed. You may recognize a capital gain or loss equal to the difference between the redemption price and your cost basis for the shares being redeemed. See "Dividends,
                    Distributions and Federal Tax Status" for further information.

                    The Fund ordinarily pays for
                    redeemed shares within seven days after
                    receipt of a request in proper order, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until notified that investments made by check have been collected.

                    You may instruct Firstar to mail
                    the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States.
                    Firstar charges a wire redemption fee of $15.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

SIGNATURE           A signature guarantee of each owner is
GUARANTEES          required to redeem shares in the
                    following situations, for ALL SIZE transactions:

                        if you change the ownership on your account upon redemption of shares when certificates have been issued for your account
                        when you want the redemption proceeds sent
                          to a different address than is registered on the account
                        if the proceeds are to be made payable to
                          someone other than the account owner(s)
                        any redemption transmitted by federal wire
                          transfer to your bank not previously set
                          up with the Fund
                        if a change of address request has been received
                          by the Fund or Firstar within 15 days of a redemption request

                    In addition, you must have your
                    signature guaranteed if you request
                    redemption of $100,000 or more from your account. Your redemption will not be processed until the signature guarantee, if required, is received in proper order. A notary public is not an acceptable guarantor.

THIRD PARTY         USE OF A PROCESSING INTERMEDIARY TO REDEEM FUND SHARES.
REDEMPTIONS         As with the purchase of Fund shares, you may redeem
                    shares of the Fund through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries").
                    Certain Processing Intermediaries are
                    authorized to designate other intermediaries to accept redemption orders on the Fund's behalf. You should read the program materials provided by the Processing
                    Intermediary before you redeem your shares of the Fund this way.

                    Processing Intermediaries may
                    charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                    The Fund also may enter into an
                    arrangement with some Processing
                    Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "Authorized Agent"). Receipt of a redemption request by an Authorized Agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be redeemed. For redemption orders placed through an Authorized Agent, you will receive redemption proceeds which reflect the NAV next computed after the receipt by the Authorized Agent of the redemption order, less any redemption fees imposed by the Authorized Agent.

                    Of course, you do not have to use
                    the services of a Processing Intermediary, or pay the fees that may be charged for such services, unless you hold Fund shares through a Processing Intermediary. Then you must redeem your shares through such Processing Intermediary. In such event, you should contact the Processing Intermediary for instructions on how to redeem. Otherwise if you originally invested directly with the Fund, you can redeem Fund shares directly through the Fund without a redemption charge.

                    EXCHANGE BETWEEN FUNDS

                    You may exchange Fund shares for
                    shares of other mutual funds for which
                    Nicholas Company, Inc. serves as the
                    investment adviser.

EXCHANGES           Nicholas Company, Inc. also is adviser to the
                    following funds which have investment objectives and net assets as noted below:

                                                                                    NET ASSETS AT
                      FUND                            INVESTMENT OBJECTIVE          MARCH 31, 2001
                    Nicholas II, Inc.                    Long-term growth            $574,430,847
                    Nicholas Limited Edition, Inc. (1)   Long-term growth             153,943,438
                    Nicholas Equity Income Fund, Inc.    Reasonable income;
                                                         Moderate long-term
                                                         growth as a secondary
                                                         consideration                 17,636,111
                    Nicholas Income Fund, Inc.           High current income
                                                         consistent with the
                                                         preservation and
                                                         conservation of capital
                                                         value                        129,687,540

                    Nicholas Money Market Fund, Inc.     High level of current
                                                         income as is consistent
                                                         with preserving capital
                                                         and liquidity                161,226,243

                    (1) You should be aware that
                    Nicholas Limited Edition, Inc. is
                    restricted in size to ten million shares
                    (without taking into account shares
                    outstanding as a result of capital gain and dividend distributions). The exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

                    If you choose to exercise
                    the exchange privilege, your shares will be exchanged at their next determined NAV. If you exercise an exchange into the Nicholas Money Market Fund, Inc. on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, your shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of your Nicholas Money Market Fund, Inc. shares will be delayed one business day. In such a case, the exchanged amount would be uninvested for this one-day period.

                    If you are interested in exercising the
                    exchange privilege you must obtain the
                    appropriate prospectus from Nicholas
                    Company, Inc.

                    An exchange constitutes a sale for federal tax purposes and you may realize a capital gain or loss upon the exchange, depending upon whether the NAV at the time is more or less than your cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally is not a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further information.

                    The exchange privilege may
                    be terminated or modified only upon 60 days advance notice to shareholders. You may exchange shares of the Fund for shares of other available Nicholas mutual funds directly through Nicholas Company, Inc. without cost by written request.

EXCHANGE            If you are interested in exercising the
BY MAIL             exchange by mail privilege, you may obtain the
                    appropriate prospectus from Nicholas
                    Company, Inc. Signatures required are the same as previously explained under "Redemption of Fund Shares."

EXCHANGE BY         You also may exchange by telephone among all
TELEPHONE           Nicholas mutual funds.  Only exchanges of $500
                    or more will be executed using the telephone exchange privilege. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000, with a maximum of $l,000,000 per day for related accounts. You are allowed four telephone exchanges per account during any twelve-month period.

                    Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar (414-276-0535 or 800-544-6547). You will be required to provide pertinent information regarding your account. Calls will be recorded.

                     TRANSFER OF FUND SHARES

     You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. You can obtain documents and instructions necessary to transfer Fund shares by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-
6133 or 800-227-5987) prior to submitting any transfer requests.



         DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain in one or more distributions for each fiscal year.

     For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their
income.    Net realized long-term gains are paid to shareholders
as capital gain distributions. Income distributed from the Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions generally will be made in June and December of each year. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

     At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

     Under federal law, some shareholders may be subject to "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number, or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, you must certify under penalties of perjury that the taxpayer identification number you give to the Fund is correct and that you are not subject to backup withholding.

     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

           DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

     Unless you elect to accept cash in lieu of shares, all dividends and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend and Distribution Reinvestment Plan (the "Reinvestment Plan").
You may elect to accept cash on an application to purchase shares, by telephone or by separate written notification. All reinvestments are at the NAV in effect on the dividend or distribution date and are credited to the shareholder's account. Firstar will notify you of the number of shares purchased and the price following each reinvestment period.



     You may withdraw from or thereafter elect to participate in the Reinvestment Plan at any time by giving written or telephonic notice to Firstar. An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date.
The Fund may modify or terminate the Reinvestment Plan at any time on 30 days written notice to participants.






                   SYSTEMATIC WITHDRAWAL PLAN

     If you own $10,000 or more of Fund shares at the current market value, you may open a Systematic Withdrawal Plan (the "Plan") and receive monthly, quarterly, semiannual or annual checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. You may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to you.
Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, Firstar may terminate the Plan upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

                 INDIVIDUAL RETIREMENT ACCOUNTS

     Individuals who receive compensation, including earnings from self-employment, may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important that you obtain up-to-date information from the Fund before opening an IRA.

     Qualifying individuals who have a traditional IRA may make deductible contributions to it. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

     Qualifying individuals who maintain a Roth IRA may make non-deductible contributions to it. However, the amounts within the Roth IRA accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phase-outs apply.

     Like the Roth IRA, qualifying individuals may make non-deductible contributions to an Education IRA, with the investment earnings accumulating tax-free. Distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phase-outs apply.

     As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $500, the Fund will accept any allocation of such contributions between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for you to consult with your personal tax adviser to determine the deductibility of IRA contributions.

     Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund are consistent with your own retirement objectives. Premature withdrawals from an IRA may result in adverse tax consequences. Consultation with a tax adviser regarding the tax consequences is recommended.

                     MASTER RETIREMENT PLAN

     The Fund has available a master retirement plan for self-employed individuals. You may contact the Fund for additional information or if you wish to participate in the plan.
Consultation with a tax adviser regarding the tax consequences of the plan is recommended.



                           PROSPECTUS
                          JULY 30, 2001


                       NICHOLAS FUND, INC.


              FOR MORE INFORMATION ABOUT THE FUND:

     The Fund's Statement of Additional Information ("SAI"), dated July 30, 2001, contains more detailed information on all aspects of Nicholas Fund, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semiannual Report to Shareholders.

     To request a free copy of the current Annual/Semiannual Report or SAI, or to make shareholder inquiries, please write or call: Nicholas Fund, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-227-5987 (toll-free). Additional information about the Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

     In addition, you can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the Fund also are available on the SEC's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6000.

     For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund's website at www.nicholasfunds.com. You also can find the most current price of the Fund's shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group" - "Nich". If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NICSX" or cusip number 653735100.

                       INVESTMENT ADVISER
                     NICHOLAS COMPANY, INC.
                      Milwaukee, Wisconsin
                  414-272-6133 or 800-227-5987


       TRANSFER AGENT                              CUSTODIAN
FIRSTAR MUTUAL FUND SERVICES, LLC      FIRSTAR INSTITUTIONAL CUSTODY SERVICES
    Milwaukee, Wisconsin                        Cincinnati, Ohio
414-276-0535 or 800-544-6547

INDEPENDENT PUBLIC ACCOUNTANTS                     COUNSEL
    ARTHUR ANDERSEN LLP                     DAVIS & KUELTHAU, S.C.
    Milwaukee, Wisconsin                     Milwaukee, Wisconsin


                    NO LOAD - NO SALES CHARGE

Nicholas Fund, Inc.
700 North Water Street, Suite 1010,
Milwaukee, Wisconsin 53202  www.nicholasfunds.com

            INVESTMENT COMPANY ACT FILE NO. 811-1728










                      NICHOLAS FUND, INC.




                           FORM N-1A




          PART B: STATEMENT OF ADDITIONAL INFORMATION

                      NICHOLAS FUND, INC.





              STATEMENT OF ADDITIONAL INFORMATION


               700 North Water Street, Suite 1010
                   Milwaukee, Wisconsin 53202
                          414-272-6133
                          800-227-5987






     This Statement of Additional Information is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Fund, Inc. ("the Fund"), dated July 30, 2001. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus and the Fund's Annual Report for the fiscal year ended March 31, 2001, which are incorporated herein by reference, as they may be revised from time to time. The Fund's Prospectus provides the basic information you should know before investing in the Fund.

     To obtain a free copy of the Fund's Prospectus and Annual
Report, please write or call the Fund at the address and telephone number set forth above.





   NO LOAD FUND - NO SALES OR REDEMPTION CHARGE BY THE FUND




                       Investment Adviser
                     NICHOLAS COMPANY, INC.













                         July 30, 2001
                        TABLE OF CONTENTS
                                                             Page

INTRODUCTION                                                    1

INVESTMENT OBJECTIVES AND INVESTMENT STRATEGIES                 1

INVESTMENT RESTRICTIONS                                         2

INVESTMENT RISKS                                                3

THE FUND'S INVESTMENT ADVISER                                   5

MANAGEMENT  DIRECTORS, EXECUTIVE OFFICERS
 AND PORTFOLIO MANAGERS OF THE FUND                             7

PRINCIPAL SHAREHOLDERS                                          9

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES                10

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS                16

BROKERAGE                                                      18

PERFORMANCE DATA                                               19

CAPITAL STRUCTURE                                              21

STOCK CERTIFICATES                                             21

ANNUAL MEETING                                                 21

SHAREHOLDER REPORTS                                            21

CUSTODIAN AND TRANSFER AGENT                                   21

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL                      22

FINANCIAL INFORMATION                                          22

                          INTRODUCTION

     Nicholas Fund, Inc. (the "Fund") was incorporated under the laws of Maryland on July 10, 1968. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").
This type of investment company is commonly called a mutual fund. As an open-end investment company, it obtains its assets by continuously selling shares of its common stock, $.50 par value, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. In this manner, the resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund.
The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

                   INVESTMENT OBJECTIVES AND
                     INVESTMENT STRATEGIES

     The Fund has adopted primary investment objectives, which are fundamental policies. The section captioned "FUND INVESTMENTS" in the Fund's Prospectus describes the principal investment objectives and the investment policies applicable to the Fund. Please read the Prospectus in conjunction with this Statement of Additional Information. The Fund also has adopted certain other investment strategies and policies which are not fundamental and may be changed by the Board of Directors without shareholder approval. However, any changes will be made only upon advance notice to shareholders. Such changes may result in the Fund having secondary investment and other policy objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund. Set forth below is additional information on the other Fund investment strategies and permissible investments which the Fund may use in an effort to obtain its primary objectives.

 CERTAIN OTHER INVESTMENT STRATEGIES AND PORTFOLIO INVESTMENTS

     From time to time, the Fund may acquire the securities of unseasoned companies (i.e., companies which have a record of less than three years continuous operation) and securities issued in private placements (i.e., securities not registered for purchase by and sale to the public under the Securities Act of 1933, as amended). These types of investments are made by the Fund when the Adviser believes such investments offer the possibility of capital appreciation. The Fund may not invest more than 5% of the Fund's total assets in the securities of unseasoned companies. In addition, the Fund may not invest more than 10% of the Fund's total assets in bonds, debentures or other debt securities distributed in private placements.

     From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts. The Fund is not limited as to the maturities of the debt securities in which it invests. These types of investments are made by the Fund when the Adviser believes they offer the possibility of appreciation in value.


      The Fund may temporarily invest in investment grade and non-investment grade fixed income securities as a temporary defensive measure when conditions warrant. "Investment grade fixed income securities" are fixed income securities ranked in one of the top four debt security rating categories of any of the nationally recognized statistical rating organizations (`NRSROs"), or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. However, this policy does not prohibit the Fund from retaining a security if its credit quality is downgraded to a non-investment grade level after purchase. The Fund usually will not invest more than 5% of its total assets in non-investment grade fixed income securities.

     The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. Not more than 20% of the Funds total net assets, taken at market, may be invested in repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days may not constitute more than 10% of the Fund's total net assets, taken at market.

     The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of its total net assets.

     All percentage limitations discussed in this section apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.

                    INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares or, if it is less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy.

      1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

        (a) the purchase of a portion of an issue of publicly distributed debt securities;

        (b)investments in repurchase agreements in an amount not to exceed 20% of the total net assets, taken at market, of the Fund; provided, however, that repurchase agreements maturing in more than seven (7) days will not constitute more than 10% of the total net assets, taken at market; and

        (c) the purchase of a portion of bonds, debentures or other debt securities of types commonly distributed privately to financial institutions in an amount not to exceed 10% of the Fund's total net assets, taken at market.

      2. The Fund will not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts, but not more than 10% in value of the Fund's total net assets will be so invested.

      3. The Fund may make temporary bank borrowings (not in excess of 5% of the lower of cost or market value of the Fund's total assets) for emergency or extraordinary purposes.

      4. The Fund will not pledge any of its assets.

      5. Securities of other regulated investment companies will not be purchased, except on the open market where no commission or profits result, other than the broker's commission, or as a part of a plan of merger, consolidation or reorganization approved by shareholders of the Fund. No more than 5% of the value of the Fund's total net assets will be invested in the securities of other regulated investment companies.

      6. Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

      7. Not more than 5% of the Fund's total net assets, taken at market value, will be invested in the securities of any one issuer (excluding U.S. Government securities).

      8. Not more than 25% of the Fund's total assets will be concentrated in companies of any one industry or group of related industries.

      9. The Fund will not acquire or retain any security issued by a company, if an officer or director of such company is an officer or director of the Fund, or an officer or director or shareholder or other interested person of the Adviser.

      10.The Fund will not issue senior securities.

INVESTMENT RESTRICTIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL

     The Fund's Board of Directors has adopted the following investment restrictions which may be changed by the Board without shareholder approval:

         No investments are permitted in any securities issued by a company if one or more directors or shareholders or other affiliated persons of its investment adviser beneficially own more than one-half of one percent (0.5%) of such company's stock or other securities, and all of the foregoing persons owning more than one-half of one percent (0.5%) together own more than 5% of such companies stock or security

         Not more than 5% of its total net assets may be invested in equity securities which are not readily marketable and in securities of unseasoned companies (companies which have a record of less than three years' continuous operation)

         No investments are permitted in interests in oil, gas or other mineral exploration programs (but investments in securities of companies engaged in oil, gas or other mineral activities are permitted)

         No investments are permitted in puts, calls, straddles, spreads or any combination thereof

         Not more than 1% of its total net assets may be invested in restricted securities

         No purchase of securities of any company are permitted if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such company

         No investments are permitted in warrants, valued at the lower of cost or market, which exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value

     The Board will give advance notice to shareholders of any change to these investment restrictions by filing with the SEC an amended Statement of Additional Information.

     All percentage limitations discussed in these sections apply on the date of investment by the Fund. Thus, if an investment satisfies a percentage restriction when it is made, no violation of that restriction is created by changes afterwards in the market value of the investment or total assets of the Fund.

                        INVESTMENT RISKS

     THIS SECTION CONTAINS A SUMMARY DESCRIPTION OF THE RISKS OF OTHER INVESTMENT STRATEGIES AND RELATED INVESTMENTS OF THE FUND AS DISCUSSED IN THIS STATEMENT OF ADDITIONAL INFORMATION. FOR A DESCRIPTION OF THE PRINCIPAL RISKS OF INVESTING IN THE FUND, PLEASE SEE THE "INVESTMENT RISKS" SECTION IN THE FUND'S PROSPECTUS. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MEET ITS GOALS OR THAT YOU WON'T LOSE MONEY ON YOUR INVESTMENT. THERE IS NO GUARANTEE THAT THE FUND'S PERFORMANCE WILL BE POSITIVE OVER ANY PERIOD OF TIME.

     OTHER RISKS RELATED TO CERTAIN PORTFOLIO INVESTMENTS AND STRATEGIES. Although the Fund generally will invest in the common stocks of large- and medium-sized companies, certain investments the Fund may acquire and certain investment techniques the Fund may use entail other risks:


 LIQUIDITY, INFORMATION AND VALUATION RISKS OF CERTAIN PORTFOLIO INVESTMENTS

     Securities of unseasoned companies and securities issued in private placements, which may be acquired by the Fund from time to time, may be illiquid or volatile making it potentially difficult or impossible to sell them at the time and at the price the Fund would like. In addition, important information about these types of companies, securities or the markets in which they trade, may be inaccurate or unavailable. Consequently, it may be difficult to value accurately these securities as well.

     DEBT SECURITIES AND PREFERRED STOCK

     From time to time, the Fund may acquire debt securities and preferred stock that are convertible into or carry rights to acquire common stock, and other debt securities, such as those selling at substantial discounts. Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. Debt securities also are subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter-term securities. The Fund may invest in both short-term and long-term securities. The Fund is not limited as to the maturities of the debt securities in which it invests. The value of preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and debt securities will be affected by the factors that affect both equity securities (such as stock market movements generally) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

     FIXED INCOME SECURITIES

     The Fund's investments in investment grade and non-investment grade fixed income securities may carry some risk. Investment grade fixed income securities described in the fourth category of the NRSROs possess speculative characteristics. In addition, non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker capacity to pay interest and repay principal than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Factors adversely impacting the market value of the Fund investments in fixed income securities also may adversely impact the Fund's net asset value.

     REPURCHASE AGREEMENTS

     While the underlying obligation of a repurchase agreement purchased by the Fund is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value.

     BORROWINGS

     The use of borrowings can increase the Fund's exposure to market risk. If the Fund borrows money to make more investments than it otherwise could or to meet redemptions, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

                 THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision by the Fund's Board of Directors. The Adviser is the investment adviser to five other mutual funds and to approximately 25 institutions and individuals with substantial investment portfolios. The five other funds it advises are Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc., and Nicholas Equity Income Fund, Inc., with primary investment objectives and net assets set forth below.

                                                           NET ASSETS AS OF
      FUND                   PRIMARY INVESTMENT OBJECTIVE     MARCH 31, 2001
Nicholas II, Inc.                   Long-term growth         $574,430,847
Nicholas Limited Edition, Inc.      Long-term Growth          153,943,438
Nicholas Equity Income Fund, Inc.   Reasonable Income          17,636,111
Nicholas Income Fund, Inc.          High Current Income       129,687,540
Nicholas Money Market Fund, Inc.    Current Income            161,226,243


     The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund as determined by valuations made at the close of each business day of the month. The annual fee is seventy-five one hundredths of one percent (0.75 of 1%) of the average net asset value of the Fund up to and including $50,000,000 and sixty-five one hundredths of one percent (0.65 of 1%) of the average net asset value in excess of $50,000,000. For the fiscal year ended March 31, 2001, total net assets of the Fund were $3,474,988,326. During the fiscal years ended March 31, 2001, 2000, and 1999, the Fund paid the Adviser an aggregate of $28,176,865, $34,445,024, and $36,413,678, respectively, in fees.


     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also pays all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays for all of its operating expenses, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act and the 1940 Act, and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing shareholders and to persons making unsolicited requests for information, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Also included as operating expenses which are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustees having custody of Fund assets, printing and mailing expenses, postage and charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs related to the aforementioned items.


     The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting for such approval.

     Albert O. Nicholas is President and a Director of the Fund, is Chief Executive Officer and Chairman of the Board of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice-President and Secretary of the Fund, is Executive Vice-President and Assistant Secretary of the Adviser. David L. Johnson is Executive Vice-President of the Fund and Executive Vice-President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas is a Senior Vice-President of the Fund and President, Chief Investment Officer and a Director of the Adviser. Lynn S. Nicholas is a Senior Vice-President of the Fund and Senior Vice-President of the Adviser. David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. Candace L. Lesak is Vice-President of the Fund and is an employee of the Adviser. Jeffrey T. May is a Senior Vice-President and Treasurer of the Fund and Senior Vice-President and Treasurer of the Adviser. Mark J. Giese is a Vice-President of the Fund and a Vice-President of the Adviser. David E. Leichtfuss, 100 East Wisconsin Avenue, Milwaukee, Wisconsin is a Director and the Secretary of the Adviser. Mr. Leichtfuss is a partner with the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to the Adviser.

         MANAGEMENT - DIRECTORS AND EXECUTIVE OFFICERS
               AND PORTFOLIO MANAGERS OF THE FUND

     The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. The following table sets forth the pertinent information about the Fund's officers and directors as of July 30, 2001:



Name, Age and        Position Held      Principal Occupations
  Address             with Fund          During Past 5 Years

* Albert O.         President,         Chief Executive Officer
Nicholas, 70        Director and       and Chairman of the
700 North Water     Co-Portfolio       Board, Nicholas Company,
Street              Manager            Inc., the Adviser to the
Milwaukee, WI                          Fund.  He has been
53202                                  Portfolio Manager (Co-
                                       Portfolio Manager, in the
                                       case of the Fund, since
                                       November, 1996, Nicholas
                                       Income Fund, Inc. since
                                       April, 2001 and Nicholas
                                       Equity Income Fund, Inc.
                                       since July, 2001) for,
                                       and primarily responsible
                                       for the day-to-day
                                       management of the
                                       portfolios of the Fund,
                                       Nicholas Equity Income
                                       Fund, Inc. and Nicholas
                                       Income Fund, Inc. since
                                       the Adviser has served as
                                       investment adviser for
                                       such funds.  He is a
                                       Chartered Financial
                                       Analyst.

Melvin L.          Director            Director and Management
Schultz, 68                            Consultant, Professional
3636 North                             Management of Milwaukee,
124th Street                           Inc.  He is a Certified
Wauwatosa, WI                          Professional Business
53222                                  Consultant and provides
                                       financial advice to
                                       members of the medical
                                       and dental professions.



Robert H.          Director            Professor of Business
Bock, 69                               Strategy and Ethics,
3132 Waucheeta                         University of Wisconsin
Trail                                  School of Business, since
Madison, WI                            1965.  From 1972 to 1984
53711                                  he was the Dean of the
                                       School of Business.

David L.           Executive Vice      Executive Vice President,
Johnson, 59        President           Nicholas Company, Inc.,
700 North                              the Adviser to the Fund,
Water Street                           and employed by the
Milwaukee, WI                          Adviser since 1980.  He
53202                                  is a Chartered Financial
                                       Analyst.

Thomas J.          Executive Vice      Executive Vice President
Saeger, 57         President,          and Assistant Secretary,
700 North          Secretary           Nicholas Company, Inc.,
Water Street                           the Adviser to the Fund,
Milwaukee, WI                          and employed by the
53202                                  Adviser since 1969.  He
                                       is a Certified Public
                                       Accountant.

Lynn S.            Senior Vice         Senior Vice President,
Nicholas, 45       President           Nicholas Company, Inc.,
700 North                              the Adviser to the Fund,
Water Street                           and employed by the
Milwaukee, WI                          Adviser since 1983.  She
53202                                  is a Chartered Financial
                                       Analyst.

David O.           Senior Vice         President, Chief
Nicholas, 40       President,          Investment Officer and
700 North          Co-Portfolio        Director, Nicholas
Water Street       Manager             Company, Inc., the
Milwaukee, WI                          Adviser to the Fund and
53202                                  employed by the Adviser
                                       since 1985.  He has been
                                       Portfolio Manager for,
                                       and primarily responsible
                                       for the day-to-day
                                       management of the
                                       portfolios of Nicholas
                                       II, Inc. and Nicholas
                                       Limited Edition, Inc.
                                       since March, 1993.  He
                                       also has been Co-
                                       Portfolio Manager of the
                                       Fund since November,
                                       1996, Nicholas Income
                                       Fund, Inc. since April,
                                       2001 and Nicholas Equity
                                       Income Fund, Inc. since
                                       July, 2001.  He is a
                                       Chartered Financial
                                       Analyst.

Jeffrey T.         Senior Vice         Senior Vice President and
May, 45            President,          Treasurer of Nicholas
700 North          Treasurer           Company, Inc., the
Water Street                           Adviser to the Fund and
Milwaukee, WI                          employed by the Adviser
53202                                  since 1987.  He is a
                                       Certified Public
                                       Accountant.

Candace L.         Vice President      Employed by Nicholas
Lesak, 43                              Company, Inc., the
700 North                              Adviser to the Fund,
Water Street                           since 1983.  She is a
Milwaukee, WI                          Certified Financial
53202                                  Planner.

Mark J. Giese,     Vice President      Vice President of
30                                     Nicholas Company, Inc.,
700 North                              the Adviser to the Fund,
Water Street                           and employed by the
Milwaukee, WI                          Adviser since 1994.  He
53202                                  is a Certified Public
                                       Accountant and a
                                       Chartered Financial
                                       Analyst.

*Albert O. Nicholas is the only director of the Fund who is an "interested person" of the Adviser, as that term is defined in the 1940 Act. Mr. Nicholas is Chief Executive Officer and a director of the Adviser and owns 91% of the outstanding voting securities of the Adviser.

     See "The Fund's Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.



     The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors' fees of directors who are not interested persons of Nicholas Fund, Inc. The amount of such fees is subject to increase or decrease at any time.

     The table below sets forth the aggregate compensation received by all directors of the Fund during the fiscal year ended March 31, 2001. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its Investment Advisory Agreement with the Fund.

                               AGGREGATE        PENSION OR RETIREMENT      ESTIMATED             TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS     ANNUAL BENEFITS         FROM FUND AND FUND
NAME                           FROM THE FUND    PART OF FUND EXPENSES    UPON RETIREMENT    COMPLEX PAID TO DIRECTORS (1)
Albert O. Nicholas (2)                 $0                $0                    $0                        $0
Melvin L. Schultz (2)                $5,000              $0                    $0                      $21,200
Robert H. Bock (2)                   $5,186              $0                    $0                      $11,386

(1) During the fiscal year ended March 31, 2001, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as their investment adviser, namely Nicholas Equity Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of an annual retainer per director per fund and meeting attendance fees. During the fiscal year ended March 31, 2001, the Fund compensated the disinterested directors at a rate of $500 per director per meeting attended and an annual retainer of $3,000 per director. Except for reimbursement of out-of-pocket expenses, the disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended March 31, 2001. All other directors and officers of the Fund were compensated by the Adviser in accordance with its Investment Advisory Agreement.

(2) Messrs. Albert O. Nicholas and Melvin L. Schultz are also members of the Board of Directors of Nicholas Equity Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc. Mr. Robert H. Bock also is a member of the Board of Directors of Nicholas Equity Income Fund, Inc. and Nicholas II, Inc.

     The Fund and the Adviser adhere to Codes of Ethics ("Codes") established and adopted by their Boards of Directors pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. The Codes govern the personal trading activities of all "Access Persons" of the Fund and the Adviser. Access Persons include every director and officer of the Adviser and the investment companies managed by the Adviser, including the Fund, as well as certain employees of the Adviser and Fund who, in connection with their regular functions and duties, make, participate in, or obtain information regarding the purchase or sale of a security by the Adviser or the Fund, or whose functions relate to the making of a recommendation with respect to such purchases or sales. The Codes are based on the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Adviser's clients above their own.

     The Codes provide for trading "black out" periods of fifteen calendar days during which time Access Persons may not trade in securities which have been purchased or sold, or are being considered for purchase or sale, by the Fund or any other registered investment company or account to which the Adviser serves as investment adviser, unless the transaction is pre-approved by the Fund or the Adviser, as applicable. In addition, the Codes ban Access Persons from engaging in any manipulative or deceptive practices in connection with certain securities held or to be acquired by the Fund. The Codes also require that Access Persons obtain pre-approval prior to investing in any initial public offering or private placement.

                     PRINCIPAL SHAREHOLDERS

     All directors and executive officers of the Fund as a group
(10 persons) beneficially own less than 1% of the outstanding shares of the Fund.


        PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     The sections captioned "PURCHASE OF FUND SHARES,"
"REDEMPTION OF FUND SHARES," and "EXCHANGE BETWEEN FUNDS" in the
Fund's Prospectus discuss how you may purchase, redeem or exchange shares of the Fund and are incorporated into this Statement of Additional Information by reference.

     Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.


The right of redemption may be suspended and the date of payment postponed for more than seven days for any period during which the New York Stock Exchange ("NYSE") is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), or the SEC has by order permitted such suspension, or the SEC has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.


     When you buy shares of the Fund, the price per share you pay is the net asset value ("NAV") of the Fund. The NAV is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the NYSE on each day the NYSE is open for unrestricted trading. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

     Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation, or in the absence of any sale on that day, the closing bid price. Most debt securities, excluding short-term investments, are valued at the current evaluated bid price. Securities for which there are no readily available market quotations and other assets and liabilities of the Fund will be valued at their then current fair value using methods determined in good faith by the Board of Directors.

        DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") and intends to take all other action required to ensure that little or no federal income or excise taxes will be payable by the Fund. As a result, the Fund generally will seek to distribute to its shareholders substantially all of its net investment income and net realized capital gain in one or more distributions for each fiscal year.

     The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net investment income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment income or capital gains from the previous calendar year also must be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

     For federal income tax purposes, dividends and distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Net realized long-term gains are paid to shareholders as capital gain distributions. Income distributed from the Fund's net investment income and net realized short-term gains are paid to shareholders as ordinary income dividends. Distributions may be taxable at different rates depending on the length of time the Fund holds a security. Distributions generally will be made in June and December of each year. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

     Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion; however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total dividends received from domestic corporations in any one year are less than 100% of the Fund's gross income.

     At the time of purchase of Fund shares, the Fund may have undistributed income or capital gains included in the computation of the NAV. Therefore, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the NAV.

     Under the Code, dividends declared by the Fund to shareholders of record in December of any year will be deemed to have been received by (and will be taxable to) shareholders as of the record date, provided the dividend is actually paid by the Fund before February 1 of the following year.


     The foregoing tax discussion relates to federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. You should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.

                           BROKERAGE

     The Adviser decides which securities to buy for the Fund and when to sell them. It also selects the broker or dealer who places the Fund's investment business and negotiates their commissions. The Adviser selects a broker or dealer to execute a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible, subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific companies and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the economy. The Fund and the Adviser are not affiliated with any broker or dealer.

     Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with such brokerage and research services. Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto. Such commissions may be less than, equal to or exceed the amount another broker or dealer would have charged for effecting the transaction.

     The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     In instances where the Adviser determines that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Adviser's other client accounts, which is also utilized by the Adviser in managing the Fund's portfolio.

     The following table shows the dollar amount of brokerage
commissions paid to firms by the Fund for certain research
services provided and the approximate dollar amount of the
transactions involved for the fiscal year ended March 31, 2001.
                         AMOUNT OF COMMISSIONS
                          PAID TO FIRMS THAT        AMOUNT OF
                          PROVIDED RESEARCH   BROKERAGE TRANSACTIONS
                             SERVICES (1)          INVOLVED (1)

          The
          Fund                 $538,290          $366,815,566

            (1)The provision of such research services was not the only factor considered in the placement of all noted business with such firms. In addition, the amounts disclosed do not include commissions paid to firms who provided unsolicited research services as well as research customarily provided by brokerage firms in the normal course of business.

     The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotations services, if any, rendered by the broker or dealer through whom a transaction is placed.

     The Adviser may effect portfolio transactions with brokers or dealers who recommended the purchase of the Fund's shares.
The Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

     Over-the-counter market purchases and sales are generally transacted directly with principal market makers, who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

     The Fund paid aggregate brokerage commissions of approximately $3,998,933, $4,936,453, and $3,215,976, in fiscal year ended March 31, 2001, 2000, and 1999, respectively.

                        PERFORMANCE DATA

     The Fund may quote a "total return" or an "average annual total return" from time to time in advertisements or in information furnished to present or prospective shareholders.
All performance figures are based on historical earnings and are not intended to indicate future results. The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is determined by discounting the "total return" for the number of time periods represented. These values are computed according to the following formulas:

                         P(1+T)n = ERV

                               or

                     Total Return = ERV - 1
                                      P

               Average Annual Total Return =      - 1




where:

     P  = a hypothetical initial payment of $1,000
     T  = average annual total return
     n = number of years from initial investment to the end of the period
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period

                                   FOR THE PERIODS ENDED MARCH 31, 2001
                                    ONE YEAR     FIVE YEAR    TEN YEAR

Total Return                        (16.74)%       54.09%       203.51%
Average Annual Total Return         (16.74)%        9.03%        11.74%

     For purposes of these calculations, the following assumptions are made: (1) all dividends and distributions by the Fund are reinvested at the NAV calculated on the reinvestment dates during the period; (2) a complete redemption at the end of the period is made; (3) all recurring fees that are charged to all shareholder accounts are included.

     These figures are computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

     The "total return" and "average annual total return" calculations are historical measures of performance and are not necessarily indicative of future performance. Such measurements will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, operating expenses, and the distribution policy as determined by the Board of Directors. These factors should be considered when evaluating the Fund's performance.

     In sales material, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's Index Composites, NASDAQ, the Russell 2000 Index and the United States Department of Labor Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar, Inc., CDA Investment Technologies Inc. and Value Line, Inc.

                       CAPITAL STRUCTURE

     Nicholas Fund, Inc. is authorized to issue 200,000,000 shares of common stock, par value $0.50 per share. Each full share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares and holders have no preemptive, rights and may not cumulate their votes in the election of directors.

                       STOCK CERTIFICATES

     The Fund will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Any shareholder may deliver certificates to the Fund's transfer agent, Firstar, and direct that his account be credited with the shares. A shareholder may in writing direct Firstar at any time to issue a certificate for his shares without charge.

                         ANNUAL MEETING

     Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.

     In the event the Fund is not required to hold annual meetings of shareholders to elect Directors, the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of common stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the 1940 Act.

                      SHAREHOLDER REPORTS

     Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends March 31, an annual report or current prospectus containing financial statements audited by the Fund's independent public accountants, Arthur Andersen LLP, will be sent to shareholders.

                  CUSTODIAN AND TRANSFER AGENT

     Firstar Bank, N.A. ("Firstar Bank") acts as Custodian of the Fund. Firstar, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As custodian, Firstar Bank holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Fund. Firstar Bank and Firstar do not exercise any supervisory function over the management of the Fund, the purchase or sale of securities or the payment of distributions to shareholders.

           INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

     Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202 are the independent public accountants for the Fund. Davis & Kuelthau, S.C., 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, counsel for the Fund, has passed upon the legality of the shares of the Fund being offered by this Prospectus.

                      FINANCIAL INFORMATION

     The schedule of investments, financial statements and notes thereto and the Report of Independent Public Accountants contained in the Annual Report of the Fund for the fiscal year ended March 31, 2001, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.












                      NICHOLAS FUND, INC.




                           FORM N-1A




                   PART C: OTHER INFORMATION


                   PART C.  OTHER INFORMATION


Item 23.  EXHIBITS

      All exhibits required to be filed with this Form N-1A, pursuant to Item 23(b) are listed in the Exhibit Index appearing elsewhere in this Registration Statement and (i) appear in their entirety, herein or (ii) are incorporated by reference to previous filings with the Securites and Exchange Commission, as indicated in such Exhibit Index.


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
FUND

      The Registrant is not under common control with any other person. The Registrant, Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc., and Nicholas Equity Income Fund, Inc. share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business services provided by the adviser. The Registrant does not control any other person.


Item 25.  INDEMNIFICATION

      Article VII, Section 7 of the Registrant's By-Laws provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant previously filed with the Securities and Exchange Commission. In addition, the Registrant maintains a joint errors and omissions insurance policy with a $2.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

      The investment adviser to the Registrant, Nicholas Company, Inc., has, by corporate resolution, agreed to indemnify Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.


Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT
ADVISER

     None.


Item 27.  PRINCIPAL UNDERWRITERS

     None.


Item 28.  LOCATION OF ACCOUNTS AND RECORDS

      All account, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of the Registrant, 700 North Water Street, Milwaukee, Wisconsin 53202, and Firstar Mutual Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.


Item 29.  MANAGEMENT SERVICES

     None.


Item 30.  UNDERTAKINGS

      The Registrant's By-Laws provide that it will indemnify the Officers and Directors of the Registrant for liabilities incurred by them in any proceeding arising by reason of the fact that any such person was or is a director or officer of the Registrant. Insofar as indemnification for liability arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Act, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and may, therefore, be unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

      The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934, as amended; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest semiannual report that is specifically incorporated by reference in the prospectus.


                           SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(a) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, State of Wisconsin, on the 26th day of July, 2001.


                              NICHOLAS FUND, INC.


                              By:
                                   Albert O. Nicholas
                                   President and Director



      Pursuant to the requirements of the Securities Act of 1933,as amended, and the Investment Company Act of 1940, as amended, the Amendment to the Registration Statement has been signed below by the following persons in the capacities and on July 26, 2001.




/S/  ALBERT O. NICHOLAS*                 President (Principal Executive Officer)
     Albert O. Nicholas                  and Director


/S/ JEFFREY T. MAY*                      Senior Vice-President and
    Jeffrey T. May                       Treasurer (Chief Accounting Officer)


/S/ MELVIN L. SCHULTZ*                   Director
    Melvin L. Schultz





                  * By:
                       Jeffrey T. May, as
                    Attorney-In-Fact for the above officers and
                    directors, under authority of
                    Powers of Attorney previously filed.


                        LIST OF CONSENTS


1.   Consent of Davis & Kuelthau, S.C.
     (included in Exhibit (i))

2.   Consent of Arthur Andersen LLP
     (included as Exhibit (j))


                         EXHIBIT INDEX
                                                         SEQUENTI
EXHIBIT                   DESCRIPTION                       AL
  NO.                                                    PAGE NO.

  (a)     Articles   of  Incorporation  of   Registrant    *
          [incorporated by reference to Part II of Registrant's Post-Effective Amendment No. 44, as filed with the Commission on April 30, 1998, under header submission 485BPOS].

  (b)     By-Laws   of   Registrant  [incorporated   by    *
          reference to Part II of Registrant's Post-Effective Amendment No. 44, as filed with the Commission on April 30, 1998, under header submission 485BPOS].

  (c)     Specimen certificate evidencing common stock,    *
          $.50 par value, of Registrant [incorporated by reference to Part II of Registrant's Post-Effective Amendment No. 44, as filed with the Commission on April 30, 1998, under header submission 485BPOS].

  (d)     Investment Advisory Agreement, dated July 17,    *
          1985,   between   Registrant   and   Nicholas
          Company,  Inc. [incorporated by reference  to
          Part   II   of   Registrant's  Post-Effective
          Amendment   No.   44,  as  filed   with   the
          Commission on April 30, 1998, under header submission 485BPOS].

  (g)     Custodian  Agreement between  Registrant  and    *
          Firstar   Trust  Company,  [incorporated   by
          reference to Part II of Registrant's Post-Effective Amendment No. 44, as filed with the Commission on April 30, 1998, under header submission 485BPOS].

  (i)     Opinion of Davis & Kuelthau, S.C., concerning    **
          the legality of Registrant's common stock, including attorney's consent to the use of such opinion.


  (j)     Consent  of  Arthur Andersen LLP, independent    **
          public accountants.



  (p)     Code of Ethics of Nicholas Fund, Inc.            *

 (p.1)    Nicholas  Company, Inc. Code  of  Ethics  and    *
          Insider Trading Policy

   *      Power   of  Attorney  for  Mr.  Schultz,   as    *
          required by Rule 402 under the Securities Act of 1933.

*    Incorporated by reference to previous filing as indicated.

**   Filed herewith.




                                                      EXHIBIT (I)



















                Opinion of Davis & Kuelthau, S.C.
      Concerning the Legality of Registrant's Common Stock,
     Including Attorney's Consent to the Use of Such Opinion






















                           EXHIBIT (J)



















 Consent of Arthur Andersen LLP, Independent Public Accountants

           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS